Target Intermediate-Term Bond Portfolio
Intermediate-Term Bond Portfolio
Class T: TAIBX

Summary Prospectus	February 25, 2010
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prudentialtargetintermediatetermbondportfolio@prudentialfundsemail.com

The Portfolio's Prospectus and SAI, both dated February 25, 2010, and the Portfolio's most recent shareholder report, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

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INVESTMENT OBJECTIVE

The Portfolio's investment objective is current income and reasonable stability of principal.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management Fees	.45
+Distribution and service (12b-1) fees	None
+Other expenses	.29
=Total Annual Portfolio Operating Expenses	.74
Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$76	$237	$411	$918	$76	$237	$411	$918
° The distributor of the Portfolio has contractually agreed through February 28, 2011 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 28, 2011, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 527% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio's investment objective is current income and reasonable stability of principal. This means that we seek investments that we think will pay dividends and other income, while attempting to minimize volatility. To achieve this objective, the Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments. The Portfolio may invest in mortgage-related securities issued or guaranteed by U.S. Government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio may invest up to 30% of its assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

The Portfolio may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve its returns. The Portfolio normally invest at least 80% of its investable assets in "investment grade" debt obligations- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, the Portfolio may invest up to 20% of the its assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities which may increase transaction costs and taxes. "Intermediate-term" bonds have dollar-weighted maturities of more than 3 years and less than 10 years. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Portfolio. Debt markets are also experiencing a period of high volatility which has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, have since expanded to include derivatives, securitized assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may adversely effect the Portfolio's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities- also known as "junk bonds"- have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

Interest Rate Risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Debt Market Risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment Risk. Mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.

  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Short Sales Risk. The Portfolio may engage in short sales. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over the counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Liquidity Risk. The risk that the Portfolio may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell liquid securities at an unfavorable time and conditions.

Investments in non-investment grade fixed income securities (junk bonds), as applicable, will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 3rd Quarter 2001 5.11% Worst Quarter: 2nd Quarter 2004 -1.98%

Average Annual Total Returns % (as of 12/31/2009)
	One Year	Five Years	Ten Years
Class T Shares
Return Before Taxes	11.88	6.50	6.69
Return After Taxes on Distributions	8.88	4.35	4.51
Return After Taxes on Distributions and Sale of Portfolio Shares	8.07	4.38	4.48
Index (reflects no deductions for fees, expenses or taxes)
BIGC	5.24	4.66	5.93
Lipper Average	12.89	3.90	5.51
°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Paul McCulley	Managing Director	November 2003
BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudential.com

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